UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 1, 2001

WESTERN WIRELESS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

000-28160 (Commission File Number)	91-1638901 (IRS Employer Identification No.)

3650 131st Avenue SE
Bellevue, WA 98006
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (425) 586-8700

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

      The information set forth in the Registrant’s press release dated June 1, 2001 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such press release.

ITEM 7. EXHIBITS

Designation of
Exhibit in this Report	Description of Exhibit

99.1	Registrant’s press release dated June 1, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION

Dated: June 8, 2001

By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson Sr. Vice President, General Counsel and Secretary